Tax Receivables and Tax Payables	12 Months Ended
Dec. 31, 2023
Tax Receivables And Tax Payables [Abstract]
Tax Receivables and Tax Payables

22. Tax receivables and tax payables

The breakdown in the account is as follows:

	At December 31,	At December 31,
	2023	2022
	(EUR thousand)
Tax receivables	14,338	21,018
Tax payables	(30,798)	(41,655)

Tax receivables decreased mainly due to (i) the use of energy tax credit accrued by Italian legal entities for fiscal year 2022 and (ii) the payment by Stevanato Holding S.r.l. (the parent company in the group taxation regime) of the full amount of the Stevanato Group’s tax losses, transferred within the consolidated tax group. Participation in the Italian tax consolidation regime enables each participating company to optimize the financial management of corporate income tax, for example by netting the taxable income and tax losses of each participant within the tax group.

Tax receivables at December, 31 2023 were mainly composed by the tax credit of Stevanato Group S.p.A. for the tax loss for fiscal year 2023 (EUR 4,033 thousand transferred to Stevanato Holding S.r.l.) and Italian tax credit for R&D and high tech investments (amounting to EUR 7,645 thousand), legally offsetable until 2026, in installments of varying amounts depending on the year in which the investment was made.

Tax payables decreased mainly due to the payments made by Italian legal entities to Stevanato Holding S.r.l. as settlement of fiscal year 2022 income tax payable and advance payment for fiscal year 2023.